                                                                      EXHIBIT 24

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                                    /s/ Frank Borman
                                                   --------------------------
                                                    (Frank Borman)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of April, 1997.

                                        /s/ John L. Clendenin
                                        ----------------------------------
                                        (John L. Clendenin)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Johnnetta B. Cole, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                        /s/ Johnnetta B. Cole
                                        --------------------------------
                                        (Johnnetta B. Cole)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                        /s/ Berry R. Cox
                                        --------------------------------
                                        (Berry R. Cox)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                     /s/ Milledge A. Hart, III
                                     -------------------------------------
                                     (Milledge A. Hart, III)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                     /s/ Donald R. Keough
                                     -----------------------------------
                                     (Donald R. Keough)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                /s/ Kenneth G. Langone
                                --------------------------------------
                                (Kenneth G. Langone)

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 2, 1997, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of April, 1997.

                                /s/ M. Faye Wilson
                                ------------------------------------
                                (M. Faye Wilson)